UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022

Cidara Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36912	46-1537286
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 101
San Diego, California 92121
(858) 752-6170
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CDTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On December 15, 2022, Cidara Therapeutics, Inc. (the “Company”) held its 2022 Special Meeting of Stockholders (the “Special Meeting”). As of November 8, 2022, the record date for the Special Meeting, 71,618,091 shares of common stock were outstanding and entitled to vote at the Special Meeting. A summary of the matters voted upon by stockholders at the Special Meeting, as well as the final voting results with respect to each matter, is set forth below.
Proposal 1. Approval of the Reverse Stock Split Proposal
The Company’s stockholders approved a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation, to effect, at the discretion of the Company’s Board of Directors: (i) a reverse split of the Company’s common stock, whereby each outstanding 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 shares of common stock would be combined and converted into one share of common stock; and (ii) for reverse splits in the range of 1-for-10 to 1-for-20, a reduction in the number of authorized shares of common stock from 200,000,000 to 40,000,000, 36,363,636, 33,333,332, 30,769,230, 28,571,428, 26,666,666, 25,000,000, 23,529,410, 22,222,222, 21,052,630 or 20,000,000 shares, respectively. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,999,794	2,913,962	29,280	—
Proposal 2. Approval of an Adjournment of the Special Meeting, If Necessary, to Solicit Additional Proxies
The Company’s stockholders approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,803,175	3,003,384	136,477	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cidara Therapeutics, Inc.

Date: December 16, 2022	/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)